                                                                    Exhibit 10.6

From:

Sent:

To:

Subject:          Amendment to Contract - Konami

                  AMENDMENT TO SOFTWARE DISTRIBUTION AGREEMENT

This amendment ("Amendment"), entered into as of April 25, 2002, is to the
Software Distribution Agreement ("Agreement"), dated April 8, 2002, between
Konami of America, Inc. ("Konami") and Majesco Sales Inc. ("Distributor")
(collectively the "parties"). The parties agree to amend the Agreement as follows.

         A.   EXHIBIT A SPECIAL TERMS

              1.   SECTION 1(a) DESCRIPTION OF TERRITORY: delete the territory of Mexico.

              2.   SECTION 1(b) RESTRICTIONS. Subsection (1) is amended to:
                   Distributor shall have the right to market and distribute the
                   Konami Products only to End Users located in the Territory by means of Customary Retail Channels. Except that the Konami
                   Software titled Konami Krazy Racers may not be sold to
                   Customary Retail Channels in Canada.

              3.   SECTION 2 KONAMI SOFTWARE is amended to: Castlevania-Circle of the Moon (AGB) Froggers Adventure: Temple of the Frog
                   (AGB) Gradius (AGB) Konami Krazy Racers (AGB) (All other
                   titles and terms arc deleted.)

              4.   SECTION 3 KONAMI TRADEMARKS is amended to: Konami (logo and name mark) Castlevania-Circle of the Moon Frogger's
                   Adventure: Temple of the Frog Gradius Konami Krazy Racers

              5.   SECTION 4(a) AMOUNT, subsection 2 is deleted.

              6.   SECTION 4(a) TERMS is amended to:

                   The minimum payment set forth, in this Section 4(a) shall be due and payable in accordance with the following schedule:

                   Date Due and Payable                   Amount

                   Effective Date                         (****)

                   **** after first shipment              (****)

              7.   SECTION 4(b) ADDITIONAL ROYALTIES/PURCHASE OF GOODS, AMOUNT;
                   subsections 2, 3 and 5 are deleted.

              8.   SECTION 4(b) ADDITIONAL ROYALTIES/PURCHASE OF GOODS, AMOUNT;
                   subsection 1 is amended to: Distributor shall pay Konami a non-refundable royalty of (****) for each copy of the Konami
                   Software (Gradius and Konami Krazy Racers) sold by Konami to
                   Distributor in excess of (****) copies (combined sales).
                   Distributor shall pay Konami a non-refundable royalty of
                   (****) for each copy of the Konami Software (Frogger and
                   Castlevanias) sold by Konami to Distributor in excess of
                   (****) (combined sales). Royalties shall not be reduced due to the return (for any reason) of any copies o the Konami
                   Software to Distributor or by any had debt.

              9.   SECTION 4(b) ADDITIONAL ROYALTIES/PURCHASE OF GOODS, TERMS is
                   amended to:

                           The royalties set forth in this Section 4(b) shall
                           accrue (****). Distributor shall pay such accrued
                           royalties (****).

              10.  SECTION 4(b) ADDITIONAL ROYALTIES/PURCHASE OF GOODS, PURCHASE
                   OF GOODS is amended to: Distributor shall submit an order for
                   Konami Software to Konami along with payment. for the cost of goods from Nintendo and the royalties set forth in Section
                   4(b) for the Konami Software. Konami shall purchase the
                   Konami Software from Konami Corporation and immediately
                   transfer title to the Konami Software to Distributor.
                   Distributor shall arrange for shipping of the Konami Software from the Nintendo of America replication facility. Konami
                   shall issue an invoice to Distributor showing payment for the
                   Konami Software.

         B.       EXHIBIT B GENERAL TERMS

              1.   SECTION 2. OWNERSHIP second sentence is deleted.

              2.   SECTION 4.1 USE OF KONAMI TRADEMARKS is amended to: Subject to the terms arid conditions of this Agreement, Konami hereby grants to Distributor a non-exclusive, limited license to use the Konami Trademarks on Distributor's advertising and
                   printed

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(*)  Confidential portion omitted and filed separately with the Securities
     Exchange Commission.

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                   materials only for the Konami Products. Distributor shall, prior to its use of such advertising and printed materials, submit such advertising and printed materials to Konami and obtain Konami's prior written approval thereof. Distributor shall display notices of trademark status (i.e., (R) or TM as prescribed by Konami from time to time) adjacent to each use of Konami Trademarks on each piece of advertising or printed materials in which such Konami Trademark appears. Distributor shall also include as a footnote to the Konami Trademarks
                   along with the first or most prominent use of each Konami
                   Trademark in each piece of advertising or printed materials in which such Konami Trademark appear: "[Mark] is a trademark of Konami Corporation, which may be registered in certain
                   jurisdictions," and such other symbols and notices as may be prescribed by Konami from time to time. Distributor will
                   include the Konami Trademark in all advertisements,
                   brochures, manuals or other appropriate materials used in the promotion, distribution or use of the Konami Products.

              3.   SECTION 5.3 PROMOTIONAL ACTIVITIES is amended to:
                   Distributor, at its own expense, shall prepare such materials as are reasonable and appropriate for the successful
                   marketing of the Konami Products, including product
                   descriptions and promotional and marketing materials.
                   Distributor shall, prior to the use of such promotional and marketing materials, obtain Konami's written approval
                   thereof. Konami reserves the right to reasonably request
                   Distributor to change any references to the Konami Products in such materials and upon receipt of such request,
                   Distributor shall promptly so change such materials.
                   Distributor acknowledges and agrees that Distributor cannot use the Third Party Properties for the promotional and
                   marketing materials without obtaining Third Party Licensor's approval thereof.

              4.   SECTION 9.3 DISTRIBUTOR GENERAL INDEMNITY, subsection (b) is amended to: (b) claims and damages due to the failure by
                   Distributor to make all necessary payments to any third party as required for the promotion, distribution and sales of the
                   Konami Products, and...

All other terms and conditions of the Agreement, except as previously amended, shall remain the same and in full force and effect.

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Konami of America, Inc.

By:
   --------------------------------
Print Name:
Title:

Majesco Sales, Inc.

By:
   --------------------------------
Print Name:
Title:

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